Exhibit 99.1

BioPharma Engages LexaGene in Second Feasibility Study

Cancels Plans to Reprice Meridian’s Warrants

BEVERLY, Mass. USA – Dec 16, 2022 – LexaGene Holdings, Inc., (OTCQB: LXXGF; TSX-V: LXG) (“LexaGene” or the “Company”), an innovative, molecular diagnostics company that has commercialized the MiQLab® System for automated, genetic testing, is pleased to announce the large biopharma company (>$100B Market Cap) that previously purchased a MiQLab System has engaged LexaGene in a second statement of work (“SOW”) that builds off of the previously completed SOW.

Dr. Jack Regan, LexaGene’s CEO and Founder commented, “In the biopharma industry, adventitious agents can be inadvertently introduced into biological systems. Configuring our MiQLab System to maximize its sensitivity in the bioprocess industry for microbial contaminant monitoring is paramount. We are fortunate that our microfluidic system can be easily configured to boost sensitivity for targets that are of the greatest concern. The signed SOW focuses on maximizing our sensitivity for Mycoplasma, providing additional predictive analysis on our Mycoplasma tests, and incorporating a Mycoplasma factory standard curve into our software such that we can report genetic results in colony-forming-units per milliliter (CFU/mL), which is the unit commonly accepted in the industry.”

Dr. Regan continued, “We are pleased to have the opportunity to demonstrate the power of the MiQLab System to this large biopharma company. It is standard in the industry for companies interested in a new technology, like the MiQLab System, to complete feasibility studies to confirm certain performance requirements are met prior to any broad-reaching decision on incorporating the new technology into their manufacturing processes. In a single manufacturing plant, there are often multiple unit operations, each of which can produce product worth as much as $20M in value. We envision configuring 4 – 5 MiQLab Systems per unit operation. These MiQLab Systems would be used to regularly test samples across the entire manufacturing process, including the final product formulation. To achieve the highest level of confidence in screening for contaminants, we anticipate configuring these MiQLab Systems for three different purposes such as broad-spectrum bacterial detection, viral and fungal detection, and Mycoplasma detection at extreme sensitivity. We are excited that this biopharma customer sees the value in our technology and wants this feasibility work completed in a timely manner.”

As an update to LexaGene’s announcement on December 7, 2022 that it intended to reprice certain common share purchase warrants held by Meridian LGH Holdings, LCC, LexaGene confirms that it will no longer reprice the warrants. Dr. Regan commented, “The Company originally pursued repricing Meridian warrants as an inexpensive and fast way to provide operating cash to the Company. LexaGene and Meridian’s management are sensitive to shareholders’ concern that the acceleration clause associated with the repricing may have the unintended consequence of limiting the possibility of LexaGene’s stock to appreciate. To avoid such a scenario, LexaGene and Meridian have mutually agreed to cancel the repricing and will seek alternative paths to capitalize the company.”

For more information about LexaGene and the MiQLab System, please visit www.lexagene.com or follow us on Twitter and LinkedIn.

About LexaGene Holdings Inc.

LexaGene is a molecular diagnostics company that has commercialized the MiQLab System for fast and easy detection of biological contaminants, pathogens and other molecular markers. The System is designed for on-site usage and uses real-time PCR chemistry. Our customers include biopharmaceutical companies and veterinary hospitals. The MiQLab System delivers excellent sensitivity, specificity, and breadth of detection.

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LexaGene | 500 Cummings Center, Suite 4550, Beverly, Mass., 01915 | T 800.215.1824 | info@lexagene.com

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LexaGene | 500 Cummings Center, Suite 4550, Beverly, Mass., 01915 | T 800.215.1824 | info@lexagene.com